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                                 VALIC COMPANY I

              SUPPLEMENT TO THE PROSPECTUS DATED SEPTEMBER 19, 2005

1. In the section titled "ACCOUNT INFORMATION," under the heading titled "Dividends and Capital Gains" the first paragraph regarding the Funds' dividends from net investments is replaced with the following:

          DIVIDENDS AND CAPITAL GAINS

          Dividends from Net Investment Income
          For each Fund, dividends from net investment income are declared and paid annually, except for the Money Market I Fund, which declares dividends daily and paid monthly. Dividends from net investment income are automatically reinvested into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

2. The changes to the name and investment strategy of the Income & Growth Fund as described in the prospectus supplement dated November 15, 2005, will become effective on or about May 29, 2006 and not on February 21, 2006 as referenced therein.


DATED:  JANUARY 31, 2006